UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           ---------------------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                        Date of Report (Date of earliest
                                event reported):

                                October 18, 2004

                           Lexmark International, Inc.
               ------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        1-14050                 06-1308215
-----------------------------        ---------------         -------------------
 (State or other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)                  File No.)           Identification No.)


One Lexmark Centre Drive, 740 West New Circle Road, Lexington, Kentucky    40550
--------------------------------------------------------------------------------
         (Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (859) 232-2000
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     Written communications pursuant to Rule 425 under the Securities
--   Act (17 CFR 230.425)

     Soliciting material pursuant to Rule 14a-12 under the Exchange
--   Act (17 CFR 240.14a-12)

     Pre-commencement communications pursuant to Rule 14d-2(b) under the
--   Exchange Act (17 CFR 240.14d-2(b))

     Pre-commencement communications pursuant to Rule 13e-4(c) under the
--   Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On October 18, 2004, Lexmark International, Inc. issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the earnings release is attached as Exhibit 99.1.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liability of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

     Exhibit No.  Description of Exhibit

     99.1 Press Release issued by Lexmark International, Inc., dated October 18, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          LEXMARK INTERNATIONAL, INC.
                          (Registrant)


                          By:       /s/ Gary E. Morin
                                    --------------------------------------------
                                    Name:     Gary E. Morin
                                    Title:    Executive Vice President and Chief
                                               Financial Officer
Date: October 18, 2004

                                  EXHIBIT INDEX


Exhibit No.    Description of Exhibit

99.1           Press Release issued by Lexmark International, Inc., dated
               October 18, 2004.